UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 7, 2013 (May 1, 2013)

GeoMet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32960	76-0662382
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

909 Fannin, Suite 1850

Houston, Texas, 77010

(Address of principal executive offices)

(713) 659-3855

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On May 3, 2013, GeoMet, Inc. (the “Company”) entered into a purchase and sale agreement (“PSA”) to sell its coalbed methane properties in Alabama to Saga Resource Partners LLC, for a purchase price of $63.2 million, subject to customary purchase price adjustments. The effective date of this transaction is April 1, 2013, and it is expected to close on or before June 14, 2013, subject to the exercise of preferential rights and customary closing conditions. GeoMet plans to use the cash proceeds from this asset divestiture, net of purchase price adjustments and other transaction related expenditures, to repay borrowings under its Credit Agreement.

On May 1, 2013, the Company and the lenders under its Fifth Amended and Restated Credit Agreement executed the Fifth Amendment to such agreement (“Amendment”), which became effective as of May 1, 2013 and provides the necessary consents to sell its coalbed methane properties in Alabama. The Amendment requires repayment of a minimum of $52 million of borrowings which will result in the elimination of the “non-conforming” tranche B portion of total outstanding borrowings. Following the expected use of net proceeds for repayment of indebtedness, GeoMet’s borrowing base will be the lesser of $83 million or actual outstanding borrowings at such time.

The foregoing description of the PSA is qualified in its entirety by reference to the PSA, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the Amendment is qualified in its entirety by reference to the Fifth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure.

On May 7, 2013, the Company issued a press release announcing that it had entered into an agreement to sell its coalbed methane properties in Alabama and that the Company and the banks executed an amendment to its bank credit agreement.

A copy of the press release dated May 7, 2013 is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Title of Document

10.1

Fifth Amendment to Fifth Amended and Restated Credit Agreement, dated May 1, 2013, by and among GeoMet, Inc., Bank of America, N.A, as Administrative Agent, BNP Paribas, as Syndication Agent, and Bank of Scotland, U.S. Bank National Association, Comerica Bank, and Capital One.

10.2	Asset Purchase Agreement among GeoMet, Inc., Seller, GeoMet Operating Company, Inc., Operator and Saga Resource Partners LLC, Buyer, dated May 3, 2013.

99.1	Press release dated May 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoMet, Inc.
(Registrant)

Dated: May 7, 2013	By:	/s/ Tony Oviedo
	Name:	Tony Oviedo
	Title:	Senior Vice President, Chief Financial Officer,
Chief Accounting Officer and Controller

Exhibit Index

Exhibit Number	Title of Document

10.1

Fifth Amendment to Fifth Amended and Restated Credit Agreement, dated May 1, 2013, by and among GeoMet, Inc., Bank of America, N.A, as Administrative Agent, BNP Paribas, as Syndication Agent, and Bank of Scotland, U.S. Bank National Association, Comerica Bank, and Capital One.

10.2	Asset Purchase Agreement among GeoMet, Inc., Seller, GeoMet Operating Company, Inc., Operator and Saga Resource Partners LLC, Buyer, dated May 3, 2013.

99.1	Press release dated May 7, 2013.